Exhibit No. 21


                       SUBSIDIARIES OF THE REGISTRANT

Domestic Subsidiary                           Foreign Subsidiaries
Westvaco Development Corporation              Rigesa, Ltda.
Summerville, South Carolina                   Valinhos, Sao Paulo, Brazil

                                              Westvaco Asia, K.K.
                                              Tokyo, Japan

                                              Westvaco Europe, S.A.
                                              Brussels, Belgium

                                              Westvaco Canada Ltd.
                                              Toronto, Canada

                                              Westvaco Foreign Sales
                                              Corporation
                                              Brussels, Belgium

                                              Westvaco Hong Kong, Ltd.
                                              Hong Kong

                                              Westvaco Korea, Ltd.
                                              Seoul, South Korea

                                              Westvaco de Mexico S.A. de C.V.
                                              Mexico City, Mexico

                                              Westvaco Pacific Pty. Limited
                                              Sydney, Australia

                                              Westvaco Singapore Pte., Ltd.
                                              Singapore

                                              Westvaco Specialty Products, S.A.
                                              Brussels, Belgium

                                              Westvaco Svitavy, spol. s r.o.
                                              Svitavy, Czech Republic

                                              Westvaco Taiwan, Ltd.
                                              Taipei, Taiwan

                                              Westvaco Worldwide
                                              Distribution, S.A.
                                              Neuchatel, Switzerland